Investor Call ASCO-GI 2025 Presentation January 24, 2025 NYSE AMERICAN: CATX

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Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. Legal Disclaimers

Developing the Next Generation of Targeted Therapies Robust Manufacturing Infrastructure Radioisotope supply strengthened by integrated supply chain Patient coverage via distributed manufacturing infrastructure Ready-to-administer products provided to treatment sites on day of scheduled treatment Innovative Platform Technology Targeting moieties designed for high tumor specificity Ideal isotope (212Pb): Potent tumor cell killing with reduced off-target effect Proprietary chelator designed to minimize kidney re-absorption Pipeline with Broad Potential Three clinical-stage programs Multiple read-outs and milestones expected in the next 12-18 months De-risking via theranostics approach: Patients imaged pre-treatment

Perspective’s Radiopharmaceutical Platform Optimized for a Broader Therapeutic Window Perspective Therapeutics’ Platform Optimized peptides Highly specific for tumor cell receptors Rapid clearance from blood to reduce off-target effects Ideal isotope Double-stranded breaks  cell death Reduced off-target effects on healthy tissue 203/212Pb pair streamlines dosimetry Improved safety Increased renal clearance Increased retention of daughter isotope Minimum Effective Dose Maximum Tolerated Dose Therapeutic window Minimum Effective Dose Maximum Tolerated Dose Therapeutic window Optimized Proprietary Chelator Engineered Peptides Broader Therapeutic Window Alpha-emitting 212Pb Isotope

Broad Proprietary Pipeline

Three lead programs in clinic with multiple programs in preclinical development

Program (Target)	Target Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Status
VMT01/02 (MC1R)	**Melanoma (MC1R imaging & therapy)**	**Monotherapy**				Next cohort is open for enrollment
		Combination with Nivolumab				Open for enrollment
VMT-α-NET (SSTR2)	**Neuroendocrine tumors**					Cohort 2: enrolling Cohort 3: Pending FDA alignment
	Other SSTR2 expressing tumors					Under evaluation
PSV359 (FAP-α)	**Multiple solid tumors**					IND filed in late 2024 Expect to initiate dosing in mid-2025
PSV40X (Small Molecule) (PSMA)	**Prostate (PSMA imaging & therapy)**					Under evaluation
Undisclosed Program 5	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 6	**Multiple Solid Tumors**					Under evaluation
Undisclosed Program 7	**Multiple Solid Tumors**					Under evaluation
Pre-Targeting Platform	**Multiple solid tumors**					Under evaluation

5

PERSPECTIVE THERAPEUTICS

Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment

Perspective's pipeline and platform has the potential to significantly expand the breadth of tumors addressed by RPT

VMT-α-NET

Designed for a more balanced benefit to risk profile

In dose-finding study, with escalation supported by well tolerated safety profile


Additional
SSTR2+ tumors:
Currently being
studied
GEP-NETs
Other NETs
SCLC
ER+ BC
Meningioma

VMT01

Potential first-in-class, with or without immune Checkpoint Inhibitors

PoC for synergistic combination of ICI and ^{212}Pb RPT in and beyond melanoma


Currently being
studied
(2nd line+
melanoma)
1st line
(ICI combo)
Beyond MC1R
ICI
combo
with
212Pb
RPTs

RPT potential in additional solid tumors


Estimated patient
coverage by Perspective's
ongoing therapeutics
trials
Estimated patient coverage by approved RPTs
Potential patient
coverage by trials being
contemplated for
Perspective's clinical and
preclinical assets
Other
GU
Melanoma
GI
H&N
Lung
GYN
Blood

Bars representative of relative size of the addressable market (both current and potential future) but not to scale. For all bars, potential addressable population is not indicative of current or expected market penetration.

The safety and efficacy of these products have not been established in these future potential indications, and future regulatory approval or commercial availability is not guaranteed.

Incidence data sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/ .

6

PERSPECTIVE THERAPEUTICS

Neuroendocrine Tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Neuroendocrine Tumors: VMT-α-NET

Targeting the somatostatin receptor to treat neuroendocrine and other cancers



Whole body SPECT scan of NETs patient imaged with $[^{203}Pb]$VMT-α-NET

Disease Overview

- Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances
- Most neuroendocrine tumors highly express **somatostatin receptor type 2 (SSTR2)**
- Often grow in the **pancreas** or other areas of the gut; also widely expressed in a broad range of tumors including **SCLC, breast cancer, meningioma, head & neck cancer**

Unmet Need

- **~12K** new diagnoses annually in the US; **~170,000** people are living with this diagnosis in the US[1]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit**[2]
- Broad acknowledgment that targeted alpha therapies are needed to improve care[3]

Program Overview

- **Fast Track Designation** for SSTR2+ NETs **regardless of prior treatment response**
- **Ongoing CATX-sponsored therapeutic dose-finding trial** currently recruiting in **PRRT-naïve** setting throughout the US
- Investigator sponsored studies in India and University of Iowa in PRRT- refractory patients

[1]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [2]LUTATHERA PI; [3]Navalkissoor et al (2019)

8

PERSPECTIVE THERAPEUTICS

NET Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE
Study	NETTER-1 (1) (2) RCT; randomized 2:1 N = 229	NETTER-2 (4) RCT; randomized 2:1 N = 226	Phase I/II (5) Single arm N=44	ACTION-1 Phase Ib/III (6) Phase Ib: Single arm N=17
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4 x Q8W | 67 µCi/kg	4 x Q8W | 3.2 uCi/kg (median 8.3 MBq) (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	5 years	5 years
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	N/A	ECOG 0 (59%), 1 (41%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (18%), G2 (68%), G3 (7%)	Well differentiated G1 (47%), G2 (53%)
PFS	Median 28.4 vs 8.5 months (3)	Median 22.8 vs 8.5 months	74.3% at 24 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	56%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 52% Lymphocyte count↓ (25%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 Lu-177 treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	Dysphagia treated with Botox injection	

(1) US prescribing information; (2) DOI: 10.1056/NEJMoa1607427; (3) NANETS 2021; (4) DOI: 10.1016/S0140-6736(24)00701-3; (5) ASCO 2024; (6) ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

9

PERSPECTIVE THERAPEUTICS

Interim safety and efficacy data of [212Pb]VMT-α-NET in somatostatin receptor 2 (SSTR2) expressing neuroendocrine tumors (NETs) Richard Wahl, Lowell Anthony, Lilja Solnes, Samuel Mehr, Lucia Baratto, Alaa Hanna, Wenjing Yang, Stephen Keefe, Thorvardur Halfdanarson

Disclosures for Dr. Richard Wahl and FDA Status Abdera: consultant Molecular Targeting Technologies, Inc.: consultant, stock options Siemens Healthineers: consultant Voximetry: consultant, stock options Techspert: consultant Clarity Pharmaceuticals: stockholder Perspective Therapeutics: consultant, research Fusion Pharmaceuticals: research contract Rayze Pharmaceuticals: research contract White Rabbit AI: research contract [212Pb]VMT-α-NET is not FDA approved. It is being used under an FDA IND in a clinical trial

Trial Design: [^{212}Pb]VMT-α-NET mTPI-2 Phase 1/2a For Neuroendocrine Tumors


Dose-finding phase
Expansion phase
Pre-agreed FDA interaction before dosing next cohort
Recruitment Complete
Cohort 1
[212Pb]VMT-α-NET
n = 2 / 2.5 mCi x 4
Recruited
Cohort 2
[212Pb]VMT-α-NET
n = 7 / 5 mCi x 4
Added slots:
total of up to 47
(recruitment ongoing)
Cohort 3
[212Pb]VMT-α-NET
n = 3 – 8 / 7.5 mCi x 4
Cohort 4
[212Pb]VMT-α-NET
n = 3 – 8 / 10 mCi x 4
Intermediate doses or de-escalation possible for Cohort 2 – 4
Recommended Phase 2 Dose (RP2D)
Expansion Cohort
[212Pb]VMT-α-NET
RP2D mCi x 4
Expansion into non-NET indications (eg SCLC) also possible

Trial Parameters

Dose-finding Population

- Advanced/unresectable or metastatic NETs
- Progressive disease on prior therapy
- PRRT naïve
- FDA approved SSTR2 PET/CT avid disease

Key Study Features

- Bayesian mTPI-2 design based on iterative toxicity probability monitoring
- Dosimetry to be assessed during screening period for cohorts 1 & 2 using 5-7 mCi [^{203}Pb]VMT-α-NET

Study Endpoints

- **Primary:** to measure incidence of DLTs following a single administration of [^{212}Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D
- **Secondary / exploratory:**
  - ORR, DOR, PFS, OS by RECIST v1.1
  - Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [^{212}Pb]VMT-α-NET

12

PRRT = peptide receptor radionuclide therapy | mTPI-2: Modified toxicity probability index
For additional details regarding trial parameters, including criteria for patient selection, please refer to slide 68 or https://clinicaltrials.gov/study/NCT05636618.

PERSPECTIVE THERAPEUTICS

Patient Characteristics (all patients as treated) Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025   All Treated (N = 9 ) Age (years) Median 63 Range 37,78 Sex, n (%) Female 4 (44) Male 5 (56) Race, n (%) White 8 (89) Asian 1 (11) Weight (kg) Mean 84 Median 78 Range 53, 157 Tumor Type, n (%) Pancreatic NET 3 (33) Non-pancreatic NET 6 (66) Grade, n (%) G1 3 (33) G2 6 (66)   All Treated (N = 9 ) Time since diagnosis (months)   Mean 70 Median 37 Range 12, 181 Number of prior systemic therapies Median 1 Range 0, 2 Prior systemic therapies (patients with each) Somatostatin analogues 7 Capecitabine, temozolomide 1 Small molecule (sunitinib, everolimus) 2 ECOG Performance Status, n (%)   0 8 (89) 1 1 (11) Disease at Baseline, median (range) RECIST median sum of target lesions (cm) 6.7 (2.9, 8.7) SUV max SUV mean 41.5 (18, 162) 30 (12, 102)

Safety Findings Unchanged Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 No DLTs were observed in either cohort No grade 4, grade 5 or serious AEs were observed No decline in renal function was observed Hematologic AEs were few in number and low grade No dysphagia was observed No treatment discontinuations due to AE have occurred

[^{212}Pb]VMT-α-NET Was Well Tolerated

Treatment Emergent Adverse Events (occurring in ≥ 2 patients and/or Grade ≥ 2)

Number of patients with AE (% of pts treated per cohort)	2.5 mCi (92.5 MBq) (N=2)			5.0 mCi (185 MBq) (N=7)			Total (n=9)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Fatigue	1 (50)	1 (50)	-	3 (43)	2 (28)	-	4 (44)	3 (33)	-
Alopecia	2 (100)	-	-	4 (57)	-	-	6 (66)	-	-
Lymphocyte count decreased	-	1 (50)	-	2 (29)	3 (42)	-	2 (22)	4 (44)	-
Nausea	-	1 (50)	-	4 (57)	1 (14)	-	4 (44)	2 (22)	-
Anaemia	-	2 (100)	-	3 (43)	-	-	3 (33)	2 (22)	-
Diarrhoea	2 (100)	-	-	2 (29)	1 (14)	1 (14)	4 (44)	1 (11)	1 (11)
Haematocrit decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
Red blood cell count decreased	1 (50)	1 (50)	-	2 (29)	-	-	3 (33)	1 (11)	-
White blood cell count decreased	2 (100)	-	-	-	-	-	2 (22)	-	-
Abdominal pain	1 (50)	-	-	2 (29)	-	-	3 (33)	-	-
Hemoglobin decreased	-	-	-	2 (29)	-	-	2 (22)	-	-
Hyperglycaemia	-	-	-	2 (29)	-	-	2 (22)	-	-
Blood alkaline phosphatase	-	-	-	2 (29)	-	-	2 (22)	-	-
Constipation	-	-	-	2 (29)	-	-	2 (22)	-	-
Haematuria	-	-	-	2 (29)	-	-	2 (22)	-	-
Headache	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Lethargy	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Aspartate aminotransferase incr'd	1 (50)	-	-	1 (14)	-	-	2(22)	-	-
Dizziness*	-	-	-	1 (14)	-	-	1 (11)	-	-
Presyncope	-	-	-	-	1 (14)		-	1 (11)	
Syncope	-	-	-	-	-	1 (14)	-	-	1 (11)
Amylase increased	-	1 (50)	-	-	-	-	-	1 (11)	-
Hypercalcemia	-	1 (50)	-	-	-	-	-	1 (11)	-
Weight decreased	-	-	-	-	1 (14)	-	-	1 (11)	-

*The date of one of two episodes of dizziness reported at NANETS was revised to occur >8 weeks following last treatment and therefore no longer meets the definition for treatment-emergent.
Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

15

PERSPECTIVE THERAPEUTICS

No Decline in Renal Function Observed Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 Most recent eGFR versus baseline Most recent on-study eGFR [212Pb]VMT-α-NET 2.5 mCi (92.5 MBq) [212Pb]VMT-α-NET 5.0 mCi (185 MBq) eGFR eligibility cut-off eGFR eligibility cut-off

Previously Presented at NANETS 2024: Preliminary response assessment by RECIST v1.1 * The full sets of scans following cycle 4 are not yet available to the study team for five patients. Note: Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions. Wahl RL et al, Presentation at NANETS 2024. Full presentation available here. Data cut off date October 31, 2024 NANETS 2024

Updated at ASCO-GI 2025: Anti-Tumor Activity Note: Patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions. Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 Preliminary response assessment by RECIST v1.1 showed 3 responses in 7 patients from Cohort 2 Percent change in sum of diameters from baseline [212Pb]VMT-α-NET 2.5 mCi (92.5 MBq) [212Pb]VMT-α-NET 5.0 mCi (185 MBq) PD SD SD SD SD SD uPR uPR PR

Previously Presented at NANETS 2024: Preliminary Assessment of Disease Control Durability Wahl RL et al, Presentation at NANETS 2024. Full presentation available here. Data cut off date October 31, 2024 NANETS 2024

Updated at ASCO-GI 2025: Eight of Nine Patients Remain on Study Note: Lighter portions of each line signify transition of the patient to follow-up period (begins 8 weeks after last dose). Response for Patient 103-104 has been confirmed; other responses subject to confirmation. Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose. Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 Preliminary Assessment of Disease Control Durability [212Pb]VMT-α-NET 2.5 mCi (92.5 MBq) [212Pb]VMT-α-NET 5.0 mCi (185 MBq) Disease Progression First Response

Previously Presented at NANETS 2024: Kinetics of Treatment Response The full sets of scans following cycle 4 are not yet available to the study team for five patients. Notes: Patients had progressive disease prior to enrollment on study, and patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions. Wahl RL et al, Presentation at NANETS 2024. Full presentation available here. Data cut off date October 31, 2024 NANETS 2024

Updated at ASCO-GI 2025: Signal of Sustained Anti-Tumor Activity Notes: 1 patients had progressive disease prior to enrollment on study, and patient 109-103 experienced progressive disease by unambiguous progression of non-target lesions Patient 102-103 had a longer treatment period due to delay in administration of their fourth dose. Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 Kinetics of Treatment Response: VMT-α-NET Spider Plot Percent change in sum of diameters from baseline [212Pb]VMT-α-NET 2.5 mCi (92.5 MBq) [212Pb]VMT-α-NET 5.0 mCi (185 MBq) Treatment period

Patient with PR after [212Pb]VMT-α-NET Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025 Contrast-Enhanced CT and DOTATATE PET scans show partial response Baseline After cycle 2 After cycle 1 After cycle 3 After cycle 4 Follow up week 36

Next steps and concluding remarks

Conclusion & Next Steps

[^{212}Pb]VMT-α-NET was well tolerated, supporting rationale for potential dose escalation

[^{212}Pb]VMT-α-NET was well-tolerated[1]

- No DLTs
- No grade 4, grade 5 AEs or SAEs
- No decline in renal function
- Hematologic AEs were low in number and low grade
- No treatment discontinuations due to AE have occurred

Appreciable activity was observed with treatment at this early timepoint in the study[(1)]

- 1 confirmed objective response and 2 unconfirmed objective responses subject to confirmation
- 8/9 (89%) patients remain on treatment

The Safety Monitoring Committee has recommended dose escalation and re-opening of Cohort 2

- **Request submitted to FDA to initiate next dosing cohort** and planning for this is in progress
- **An additional 11 patients dosed in Cohort 2 as of December 31, 2024** since re-opening in August 2024
- Ongoing **evaluation of potential expansion into other SSTR2+ tumor types** including breast, SCLC

25

[1]Wahl RL et al, Presentation at ASCO-GI 2025. Full presentation available here. Data cut off date January 10, 2025

PERSPECTIVE THERAPEUTICS

Q & A

Backup slides

Abbreviations AE: adverse event APC: antigen-presenting cell ASCO-GI: ASCO Gastrointestinal Cancers Symposium DAMPs: damage-associated molecular patterns DLT: dose limiting toxicities dsDNA: double-stranded DNA EANM: European Association of Nuclear Medicine eGFR: estimated glomerular filtration rate ER+ BC: estrogen receptor-positive breast cancer FDA: U.S. Food and Drug Administration GEP-NETs: gastroenteropancreatic-NETs GI: gastrointestinal GU: genitourinary GYN: gynecology H&N: head and neck ICI: immune checkpoint inhibitor IND: investigational new drug mAB: monoclonal antibodies MC1R: melanocortin 1 receptor MIP: maximum Intensity Projection NANETS: North American Neuroendocrine Tumor Society NETs: neuroendocrine tumor PD: progressive disease PoC: proof of concept PR: partial response PSMA: prostate specific membrane antigen RPT: radiopharmaceutical therapies SAE: serious adverse event SCLC: small cell lung cancer SD: stable disease SMC: safety monitoring committee SNMMI: Society of Nuclear Medicine and Molecular Imaging SSTR2: somatostatin receptor type 2 TEAE: treatment emergent adverse events TME: tumor microenvironment TRAE: treatment related adverse events